EXHIBIT 10.31

Form of Subscription Agreement

This subscription (this “Subscription”) is dated February ___, 2016, by and between the investor identified on the signature page hereto (the “Investor”) and xG Technology, Inc., a corporation organized under the laws of the State of Delaware (the “Company”), whereby the parties agree as follows:

1.             Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor such number of Units (the “Units” and each a “Unit”), each Unit consisting of (A) one share of Series B Convertible Preferred Stock, par value $0.00001 per share (the “Preferred Stock”), such Preferred Stock to have the relative rights, preferences, limitations and other designations set forth in the Certificate of Designations, Preferences and Rights, and (B) 0.5 Warrants (the “Warrants”) to purchase one share (the “Warrant Shares”) of common stock, par value $0.00001 per share (the “Common Stock”), as set forth on the signature page hereto, for an aggregate purchase price (the “Purchase Price”) equal to the product of (x) the aggregate number of Units the Investor has agreed to purchase and (y) the purchase price per Unit as set forth on the signature page hereto. The Purchase Price is set forth on the signature page hereto.

The Units have been registered on a Registration Statement on Form S-1, Registration No. 333-208650 (the “Registration Statement”). The Registration Statement has been declared effective by the Securities and Exchange Commission (the “Commission”) and is effective on the date hereof. A final prospectus supplement will be delivered to the Investor as required by law.

The completion of the purchase and sale of the Units (the “Closing”) shall take place at a place and time (the “Closing Date”) to be specified by the Company and Roth Capital Partners, LLC (the “Placement Agent”), in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon satisfaction or waiver of all the conditions to closing set forth in the Agreement, at the Closing, (i) the Investor shall pay the Purchase Price by wire transfer of immediately available funds to the Company’s bank account per wire instructions as provided by the Company, and (ii) the Company shall cause the (a) Preferred Stock to be delivered to the Investor with the delivery of the Preferred Stock to be made through the facilities of The Depository Trust Company’s DWAC system in accordance with the instructions set forth on the signature page attached hereto under the heading “DWAC Instructions” (or, if requested by the Investor on the signature page hereto, through the physical delivery of certificates evidencing the Common Stock to the residential or business address indicated thereon), and (b) Warrants to be delivered to the Investor through the physical delivery of warrants.

2.             Miscellaneous.

This Subscription may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

[Signature Page to Follow]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Subscription.

xG TECHNOLOGY, INC.

By:
Name:
Title:
Number of Units:
Purchase Price per Unit:		Address for Notice:
Aggregate Purchase Price:
Exercise Price of Warrants:

INVESTOR:

By:
Name:
Title:

Select method of delivery of Common Stock:

o DWAC DELIVERY
DWAC Instructions:

Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Common Stock are maintained):

DTC Participant Number:

Name of Account at DTC Participant being credited with the Common Stock:

Account Number at DTC Participant being credited with the Common Stock:

o PHYSICAL DELIVERY OF CERTIFICATES
Delivery Instructions:

Name in which Preferred Stock should be issued:	Address for delivery:
c/o
Street:
City/State/Zip:
Attention:
Telephone No.:

o PHYSICAL DELIVERY OF WARRANTS
Delivery Instructions:

Name in which Warrants should be issued:	Address for delivery:
c/o
Street:
City/State/Zip:
Attention:
Telephone No.: